                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 24, 2006
                                                        -----------------

                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Tennessee                   0-50347               45-0508261
           ---------                   ---------             ----------
(State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)               File Number)         Identification No.)

         120 Evans Avenue, Morristown, Tennessee                37814
         ---------------------------------------                -----
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS
             ------------

         On February 24, 2006, Jefferson Bancshares, Inc. (the "Company"), the holding company for Jefferson Federal Bank, announced that its board of directors has approved the repurchase of up to 690,000 shares, or 10% of the Company's outstanding common stock. The press release announcing the stock repurchase program is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

      (d)    Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release Dated February 24, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JEFFERSON BANCSHARES, INC.


Dated: February 24, 2006                   By: /s/ Anderson L. Smith
                                               -------------------------------
                                               Anderson L. Smith
                                               President and
                                                Chief Executive Officer





                                       3